Schedule of Investments PIMCO Global StocksPLUS® & Income Fund	September 30, 2025 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 148.1% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 25.3%
Aligned Data Centers International LP 7.538% due 12/18/2029 «~		$500	$504
Altice France SA 9.818% (TSFR3M + 5.500%) due 08/15/2028 «~		396	384
Bausch Health Cos., Inc. 10.413% (TSFR1M + 6.250%) due 10/08/2030 ~		898	887
Central Parent, Inc. 7.252% (TSFR3M + 3.250%) due 07/06/2029 ~		496	430
Clover Holdings 2 LLC
TBD% due 12/10/2029 µ		106	105
7.942% (TSFR1M + 3.750%) due 12/09/2031 ~		798	800
Coreweave Compute Acquisition Co. IV LLC TBD% - 10.723% (TSFR3M + 6.000%) due 05/16/2029 «~µ		1,300	1,338
Databricks, Inc.
TBD% - 1.000% due 01/03/2031 «µ		36	36
TBD% - 1.000% (TSFR1M + 4.500%) due 01/03/2031 «~		164	167
Dun & Bradstreet Corp.
TBD% due 08/26/2032 «µ		19	19
TBD% (TSFR1M + 5.500%) due 08/26/2032 «~		188	187
Endure Digital, Inc. 7.838% (TSFR1M + 3.500%) due 02/10/2028 «~		198	143
Envision Healthcare Corp.
12.230% (TSFR3M + 7.875%) due 07/20/2026 «~		226	226
12.230% (TSFR3M + 7.875%) due 11/03/2028 «~		1,995	2,055
Forward Air Corp. 8.810% (TSFR3M + 4.500%) due 12/19/2030 ~		400	400
Gateway Casinos & Entertainment Ltd. 10.276% (TSFR3M + 6.250%) due 12/18/2030 ~		823	824
Ivanti Software, Inc.
TBD% - 10.051% (TSFR3M + 5.750%) due 06/01/2029 ~µ		99	102
TBD% - 10.051% (TSFR3M + 4.750%) due 06/01/2029 ~		744	622
Lealand Finance Co. BV 7.278% (TSFR1M + 3.000%) due 06/30/2027 ~		7	6
Lealand Finance Co. BV (5.278% Cash) 5.728% - 5.278% due 12/31/2027 ~		74	53
Mercury Aggregator LP (19.000% PIK) 19.000% due 04/03/2026 «(c)		15	4
MPH Acquisition Holdings LLC
8.058% (TSFR3M + 3.750%) due 12/31/2030 ~		752	752
9.170% (TSFR3M + 4.600%) due 12/31/2030 ~		175	161
OCS Group Holdings Ltd. 9.961% due 11/28/2031	GBP	1,000	1,345
Peraton Corp. 8.013% (TSFR1M + 3.750%) due 02/01/2028 ~		$1,145	969
Poseidon Bidco SASU 7.000% (EUR003M + 5.000%) due 03/13/2030 ~	EUR	400	221
Promotora de Informaciones SA 7.244% (EUR003M + 5.220%) due 06/29/2029 ~		3,393	4,003
Proofpoint, Inc. TBD% due 08/31/2028		$600	603
QuidelOrtho Corp. 8.002% (TSFR3M + 4.000%) due 08/20/2032 ~		300	299
Softbank Vision Fund II TBD% - 7.652% (TSFR3M + 3.650%) due 12/23/2029 «~		400	400
Spruce Bidco II, Inc.
TBD% - 0.500% due 01/30/2032 «µ		31	31
TBD% - 0.500% (JY0003M + 5.250%) due 01/30/2032 «~	JPY	2,618	18
TBD% - 0.500% (CDOR06 + 5.000%) due 01/30/2032 «~	CAD	24	18
TBD% - 0.500% (TSFR6M + 5.000%) due 01/30/2032 «~		$135	137
Steenbok Lux Finco 2 SARL 1TBD% due 06/30/2026	EUR	2,312	826
Stepstone Group MidCo 2 GmbH 8.608% (TSFR3M + 4.500%) due 12/19/2031 ~		$200	190
Syniverse Holdings, Inc. 11.002% (TSFR3M + 7.000%) due 05/13/2027 ~		2,034	1,991
U.S. Renal Care, Inc. 9.278% (TSFR1M + 5.000%) due 06/28/2028 ~		1,564	1,497
Unicorn BAY 13.000% due 12/31/2026 «	HKD	5,944	773
Westmoreland Coal Co. 8.000% due 03/15/2029 «		$397	161
X Corp.
9.500% due 10/26/2029		100	100

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2025 (Unaudited)

10.958% (TSFR3M + 6.500%) due 10/26/2029 ~		1,291	1,269

Total Loan Participations and Assignments (Cost $26,233)			25,056

CORPORATE BONDS & NOTES 40.4%
BANKING & FINANCE 6.7%
Ambac Assurance Corp. 5.100% due 12/31/2099 (h)		13	16
Armor Holdco, Inc. 8.500% due 11/15/2029 (k)		200	200
CI Financial Corp. 7.500% due 05/30/2029 (k)		600	640
Corestate Capital Holding SA (8.000% Cash or 9.000% PIK) 8.000% due 12/31/2026 (c)	EUR	150	71
Credit Suisse AG AT1 Claim		$200	26
Diversified Healthcare Trust 7.250% due 10/15/2030		400	407
Ford Motor Credit Co. LLC
5.918% due 03/20/2028 (k)		300	305
6.183% (SOFRRATE + 2.030%) due 03/20/2028 ~(k)		900	901
HA Sustainable Infrastructure Capital, Inc.
6.150% due 01/15/2031		1,000	1,028
6.375% due 07/01/2034 (k)		400	407
Hestia Re Ltd. 4.004% (T-BILL 1MO + 0.100%) due 04/22/2029 ~		7	4
Integrity Re Ltd. 26.703% (T-BILL 1MO + 22.796%) due 06/08/2026 ~		100	112
Kennedy Wilson Europe Real Estate Ltd. 3.250% due 11/12/2025	EUR	63	74
Sanders Re III Ltd. 16.224% (BRMMUSDF + 12.320%) due 04/09/2029 ~		$250	156
Service Properties Trust 0.000% due 09/30/2028 (g)		500	441
Titanium 2l Bondco SARL 6.250% due 01/14/2031	EUR	967	298
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 6.000% due 01/15/2030 (k)		$1,127	1,021
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC
8.625% due 06/15/2032		100	96
10.500% due 02/15/2028 (k)		361	380
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(d)		1,216	0

			6,583

INDUSTRIALS 29.5%
Altice France Holding SA
8.000% due 05/15/2027	EUR	200	85
10.500% due 05/15/2027		$1,500	544
Altice France SA
4.125% due 01/15/2029	EUR	100	102
5.125% due 01/15/2029		$200	172
5.125% due 07/15/2029		1,125	966
5.500% due 01/15/2028		200	177
8.125% due 02/01/2027		600	574
ams-OSRAM AG 12.250% due 03/30/2029		1,600	1,723
Aston Martin Capital Holdings Ltd. 10.000% due 03/31/2029 (k)		200	196
Beignet 6.850% due 06/01/2049 «(b)		1,960	1,960
BKV Upstream Midstream LLC 7.500% due 10/15/2030		500	500
Block, Inc. 6.000% due 08/15/2033		400	410
Cleveland-Cliffs, Inc. 7.625% due 01/15/2034		400	412
Cogent Communications Group LLC/Cogent Finance, Inc. 7.000% due 06/15/2027		725	724
CoreWeave, Inc. 9.000% due 02/01/2031		200	205
DISH DBS Corp.
5.250% due 12/01/2026		2,000	1,967
5.750% due 12/01/2028		100	96
7.750% due 07/01/2026		800	793
Ecopetrol SA
7.750% due 02/01/2032		1,750	1,812
8.375% due 01/19/2036		30	31
EW Scripps Co. 9.875% due 08/15/2030		100	94
HF Sinclair Corp. 6.250% due 01/15/2035 (k)		450	471
Incora Intermediate II LLC 0.000% (SOFRRATE + 8.000%) due 01/31/2030 «~		1,537	1,537

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2025 (Unaudited)

Incora Top Holdco LLC 6.000% due 01/30/2033 «~(j)		1,105	1,788
INEOS Finance PLC 7.250% due 03/31/2031	EUR	400	470
Manuchar Group SARL 7.014% due 07/07/2032 •		200	232
MPH Acquisition Holdings LLC 5.750% due 12/31/2030		$400	350
MPH Acquisition Holdings LLC (6.500% Cash and 5.000% PIK) 11.500% due 12/31/2030 (c)		103	107
Newfold Digital Holdings Group, Inc. 6.000% due 02/15/2029 «		300	188
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (k)		1,000	943
Noble Finance II LLC 8.000% due 04/15/2030 (k)		400	414
Paradigm Parent LLC & Paradigm Parent Co-Issuer, Inc. 8.750% due 04/17/2032		500	486
Petroleos Mexicanos
6.700% due 02/16/2032 (k)		100	99
6.840% due 01/23/2030		200	204
8.750% due 06/02/2029		306	330
Prime Healthcare Services, Inc. 9.375% due 09/01/2029 (k)		400	416
Thames Water Super Senior Issuer PLC 9.750% due 10/10/2027	GBP	10	16
Thames Water Utilities Finance PLC 2.375% due 04/22/2042		100	91
Thames Water Utilities Ltd. 0.000% due 03/22/2027 (g)		1	1
Topaz Solar Farms LLC 4.875% due 09/30/2039		$124	109
Tronox, Inc. 9.125% due 09/30/2030		400	392
U.S. Renal Care, Inc. 10.625% due 06/28/2028 (k)		756	662
Uzbekneftegaz JSC 8.750% due 05/07/2030		450	482
Vale SA 0.000% due 12/29/2049 ~(h)	BRL	20,000	1,349
Venture Global LNG, Inc.
7.000% due 01/15/2030 (k)		$500	518
9.500% due 02/01/2029 (k)		296	326
9.875% due 02/01/2032		100	109
Venture Global Plaquemines LNG LLC
6.500% due 01/15/2034 (k)		300	316
6.750% due 01/15/2036 (k)		300	319
Viridien
8.500% due 10/15/2030	EUR	300	366
10.000% due 10/15/2030		$200	206
Vmed O2 U.K. Financing I PLC
5.625% due 04/15/2032	EUR	400	483
7.750% due 04/15/2032		$500	526
Wayfair LLC 7.750% due 09/15/2030 (k)		450	473
Yinson Boronia Production BV 8.947% due 07/31/2042 (k)		392	437
ZF North America Capital, Inc. 7.500% due 03/24/2031		500	497

			29,256

UTILITIES 4.2%
Edison International 5.250% due 11/15/2028		1,000	1,008
FORESEA Holding SA 7.500% due 06/15/2030		239	235
Hawaiian Electric Co., Inc. 6.000% due 10/01/2033		400	404
OI SA (10.000% Cash or 6.000% PIK and 7.500% Cash or 13.500% PIK) 10.000% due 06/30/2027 (c)		1,623	1,071
OI SA (8.500% PIK) 8.500% due 12/31/2028 (c)		2,532	76
Pacific Gas & Electric Co. 4.300% due 03/15/2045 (k)		827	664

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2025 (Unaudited)

Peru LNG SRL 5.375% due 03/22/2030 (k)		750	720

			4,178

Total Corporate Bonds & Notes (Cost $42,354)			40,017

CONVERTIBLE BONDS & NOTES 0.6%
BANKING & FINANCE 0.0%
Corestate Capital Holding SA (8.000% Cash or 9.000% PIK) 8.000% due 12/31/2026 (c)	EUR	25	12

INDUSTRIALS 0.6%
DISH Network Corp. 3.375% due 08/15/2026		$600	581

Total Convertible Bonds & Notes (Cost $628)			593

MUNICIPAL BONDS & NOTES 1.3%
ARIZONA 0.5%
Maricopa County, Arizona Industrial Development Authority Revenue Notes, Series 2024 7.375% due 10/01/2029		450	472

WEST VIRGINIA 0.8%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)		8,800	823

Total Municipal Bonds & Notes (Cost $1,648)			1,295

U.S. GOVERNMENT AGENCIES 44.9%
Federal Home Loan Mortgage Corp. Military Housing Bonds Resecuritization Trust Certificates 0.700% due 11/25/2055 ~(a)		5,251	320
Federal Home Loan Mortgage Corp. REMICS
1.679% due 05/25/2050 •(a)(k)		849	115
1.953% due 03/15/2037 •(a)		207	21
2.083% due 09/15/2036 •(a)		110	12
2.093% due 09/15/2036 •(a)		237	26
Federal Home Loan Mortgage Corp. STACR REMICS Trust 11.856% due 10/25/2041 •(k)		1,200	1,260
Federal National Mortgage Association
3.500% due 03/01/2048 - 04/01/2048		301	280
7.000% due 03/01/2045		400	419
Federal National Mortgage Association Connecticut Avenue Securities Trust 7.456% due 10/25/2041 •		900	918
Federal National Mortgage Association REMICS
0.000% due 06/25/2044 •		224	151
1.529% due 11/25/2049 •(a)		90	12
1.579% due 03/25/2037 •(a)		82	8
1.679% due 11/25/2039 •(a)		80	8
1.829% due 01/25/2038 •(a)		121	11
1.909% due 03/25/2037 •(a)		90	9
1.929% due 12/25/2037 •(a)		109	10
1.939% due 06/25/2037 •(a)		48	4
1.979% due 04/25/2037 •(a)		234	28
2.129% due 11/25/2035 •(a)		5	0
2.329% due 11/25/2036 •(a)		427	54
2.729% due 02/25/2037 •(a)		77	9
3.000% due 04/25/2050 (a)(k)		9,726	1,478
Federal National Mortgage Association Trust 7.563% due 12/25/2042 ~		20	20
Government National Mortgage Association
3.500% due 05/20/2055		298	272
6.500% due 01/20/2055 - 02/20/2055		200	206
Government National Mortgage Association REMICS 1.850% due 12/20/2048 •(a)		676	71
Government National Mortgage Association, TBA
3.500% due 11/01/2055		3,000	2,735
4.500% due 11/01/2055		2,100	2,036
5.000% due 11/01/2055		100	99
6.000% due 10/01/2055 - 11/01/2055		700	712
6.500% due 11/01/2055		300	308
Uniform Mortgage-Backed Security, TBA
2.500% due 11/01/2055		150	126
3.000% due 10/01/2055		1,250	1,098
3.500% due 11/01/2055		8,100	7,399
4.000% due 11/01/2055		1,650	1,555
4.500% due 10/01/2055		1,200	1,164
5.000% due 11/01/2055		2,400	2,379
5.500% due 11/01/2055		5,500	5,542
6.000% due 11/01/2055		6,000	6,129

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2025 (Unaudited)

6.500% due 11/01/2055	7,200	7,446

Total U.S. Government Agencies (Cost $44,617)		44,450

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.1%
Atrium Hotel Portfolio Trust 5.948% due 12/15/2036 •	600	590
Banc of America Funding Trust
2.371% due 03/20/2036 ~	70	67
2.787% due 12/20/2034 ~	86	72
5.846% due 01/25/2037 ~	77	72
Banc of America Mortgage Trust 6.000% due 07/25/2046	1	0
Bear Stearns ALT-A Trust
3.172% due 04/25/2035 ~	71	58
4.838% due 09/25/2035 ~	53	29
4.850% due 11/25/2035 ~	47	36
Bear Stearns ARM Trust 4.225% due 07/25/2036 ~	59	51
Bear Stearns Structured Products, Inc. Trust
3.965% due 12/26/2046 ~	117	94
4.972% due 01/26/2036 ~	190	134
CBA Commercial Small Balance Commercial Mortgage 6.040% due 01/25/2039 þ	62	60
CD Mortgage Trust 5.688% due 10/15/2048	50	47
Chevy Chase Funding LLC Mortgage-Backed Certificates
4.572% due 08/25/2035 •	20	19
4.952% due 10/25/2034 •	1	1
CHL Mortgage Pass-Through Trust
3.742% due 03/25/2037 ~	183	153
4.595% due 10/20/2035 ~	14	14
4.653% due 10/20/2035 ~	45	43
4.752% due 03/25/2036 •	86	81
5.052% due 02/25/2035 •	39	37
5.500% due 08/25/2035	11	5
Citigroup Mortgage Loan Trust, Inc.
5.016% due 11/25/2035 ~(k)	946	465
6.951% due 03/25/2037 ~	45	46
Countrywide Alternative Loan Trust
2.878% due 07/25/2036 •(a)	702	131
3.963% due 10/25/2035 ~	66	57
4.622% due 05/25/2036 •(k)	1,158	305
4.752% due 12/25/2046 •	26	16
4.753% due 02/25/2037 ~	49	43
4.932% due 10/25/2035 •	396	263
5.500% due 08/25/2034	141	142
5.500% due 02/25/2036	11	6
6.250% due 09/25/2034	20	21
6.500% due 08/25/2036 (k)	1,979	566
8.051% due 07/25/2035 •(k)	317	288
CSMC Mortgage-Backed Trust 6.000% due 11/25/2036	72	63
Extended Stay America Trust 7.964% due 07/15/2038 •	843	845
First Horizon Alternative Mortgage Securities Trust 5.147% due 11/25/2036 ~	116	80
First Horizon Mortgage Pass-Through Trust 4.893% due 01/25/2037 ~	152	73
GSR Mortgage Loan Trust 4.431% due 04/25/2035 ~	51	45
HarborView Mortgage Loan Trust
2.340% due 11/19/2034 ~	25	21
4.848% due 04/19/2034 •	2	2
5.509% due 08/19/2036 ~	1	1
6.920% due 02/25/2036 ~	15	4
HSI Asset Loan Obligation Trust 5.800% due 01/25/2037 ~	88	55
IndyMac INDX Mortgage Loan Trust
3.316% due 06/25/2037 ~	241	218
4.812% due 06/25/2037 •	368	470
JP Morgan Mortgage Trust
0.000% due 04/25/2037 ~	132	69
5.500% due 01/25/2036	25	10
MASTR Adjustable Rate Mortgages Trust
4.024% due 10/25/2034 ~	48	44
5.569% due 11/25/2035 ~	227	96
Merrill Lynch Alternative Note Asset Trust 4.412% due 01/25/2037 •	588	177
Opteum Mortgage Acceptance Corp. Trust 4.812% due 07/25/2036 •	150	49
RALI Trust
4.933% due 12/26/2034 ~	48	43
5.160% due 01/25/2036 ~	303	203
6.000% due 09/25/2035	254	76
6.000% due 08/25/2036	82	69

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2025 (Unaudited)

RBSSP Resecuritization Trust 5.000% due 09/26/2036 ~		706	551
Seasoned Credit Risk Transfer Trust 5.000% due 06/25/2065 ~		800	670
STARM Mortgage Loan Trust 6.711% due 01/25/2037 ~		22	13
Structured Adjustable Rate Mortgage Loan Trust
4.059% due 04/25/2036 ~		142	74
4.260% due 09/25/2036 ~		107	72
4.318% due 09/25/2035 ~		28	17
4.322% due 01/25/2036 ~		170	92
5.553% due 05/25/2035 •(k)		613	482
Structured Asset Mortgage Investments II Trust
4.732% due 02/25/2036 •(k)		126	102
4.832% due 02/25/2036 •		80	68
WaMu Mortgage Pass-Through Certificates Trust
4.161% due 12/25/2036 ~(k)		150	137
4.662% due 07/25/2037 ~		38	35
Wells Fargo Commercial Mortgage Trust 5.092% due 12/15/2039 ~(k)		1,065	994

Total Non-Agency Mortgage-Backed Securities (Cost $11,178)			10,032

ASSET-BACKED SECURITIES 6.4%
AUTOMOBILE ABS OTHER 0.6%
FHF Trust 7.050% due 01/15/2030		568	565

HOME EQUITY OTHER 0.2%
Carrington Mortgage Loan Trust 4.572% due 08/25/2036 •		22	21
Citigroup Mortgage Loan Trust, Inc. 4.592% due 01/25/2037 •		115	37
Countrywide Asset-Backed Certificates 5.372% due 09/25/2034 •		26	25
Morgan Stanley ABS Capital I, Inc. Trust 4.332% due 05/25/2037 •		53	49
Soundview Home Loan Trust 4.392% due 11/25/2036 •		146	39
Washington Mutual Asset-Backed Certificates WMABS Trust 3.845% due 10/25/2036 •		73	26

			197

MANUFACTURING HOUSE SEQUENTIAL 0.1%
BCMSC Trust 7.830% due 06/15/2030 ~		1,421	96
Conseco Finance Securitizations Corp. 7.960% due 05/01/2031		364	70

			166

WHOLE LOAN COLLATERAL 0.7%
Bear Stearns Asset-Backed Securities I Trust 9.455% due 03/25/2036 •(k)		1,631	504
Bear Stearns Asset-Backed Securities Trust 6.500% due 08/25/2036		517	154
Lehman XS Trust 4.204% due 05/25/2037 þ		13	12

			670

OTHER ABS 4.8%
Adagio VI CLO DAC 0.000% due 04/30/2031 ~	EUR	187	51
Avoca CLO XX DAC 0.000% due 07/15/2032 ~		1,000	847
Belle Haven ABS CDO Ltd. 7.750% due 07/05/2046 •		$34,966	81
Carlyle Global Market Strategies CLO Ltd. 0.000% due 04/17/2031 ~		1,700	245
Carlyle Global Market Strategies Euro CLO DAC
0.000% due 01/25/2032 ~	EUR	300	98
0.000% due 04/15/2038 ~		613	477
Carlyle U.S. CLO Ltd. 0.000% due 10/15/2031 ~		$600	42
Marlette Funding Trust
0.000% due 12/15/2028 «(g)		2	0
0.000% due 04/16/2029 «(g)		2	0
0.000% due 07/16/2029 «(g)		2	0
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		1	236
0.000% due 10/15/2048 «(g)		2	347

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2025 (Unaudited)

0.000% due 02/16/2055 «(g)		0	194
South Coast Funding VII Ltd. 0.454% due 01/06/2041 •		11,457	2,118

			4,736

Total Asset-Backed Securities (Cost $20,673)			6,334

SOVEREIGN ISSUES 7.5%
Argentina Bonar Bonds 0.750% due 07/09/2030 þ(k)		410	210
Argentina Republic Government International Bonds
1.000% due 07/09/2029		77	56
3.500% due 07/09/2041 þ		205	100
5.000% due 01/09/2038 þ(k)		1,597	901
Avenir Issuer IV Ireland DAC 6.000% due 10/25/2027		318	307
Colombia Government International Bonds
3.750% due 09/19/2028	EUR	500	586
5.000% due 09/19/2032		400	464
5.625% due 02/19/2036		500	568
Dominican Republic International Bonds 10.500% due 03/15/2037 (k)	DOP	57,800	996
Hellenic Republic Government Bonds
2.000% due 04/22/2027	EUR	73	86
3.900% due 01/30/2033		162	200
4.000% due 01/30/2037		127	156
4.200% due 01/30/2042		159	195
Romania Government International Bonds
5.250% due 03/10/2030		400	484
5.250% due 05/30/2032 (k)		800	939
5.875% due 07/11/2032		300	361
Russia Foreign Bonds - Eurobond 5.625% due 04/04/2042		$200	140
Turkiye Government Bonds
40.854% (BISTREFI) due 09/06/2028 ~	TRY	24,200	568
42.493% (BISTREFI) due 05/17/2028 ~		4,400	104
Venezuela Government International Bonds 9.250% due 09/15/2027 ^(d)		$62	15

Total Sovereign Issues (Cost $7,254)			7,436

		SHARES
COMMON STOCKS 8.1%
COMMUNICATION SERVICES 0.9%
Clear Channel Outdoor Holdings, Inc. (e)		97,913	155
iHeartMedia, Inc. Class A (e)		22,927	66
iHeartMedia, Inc. Class B «(e)		17,837	45
OI SA (e)		725,410	72
SES SA «(e)		34,354	409
Uniti Group, Inc. (e)		19,694	120

			867

CONSUMER STAPLES 0.0%
Steinhoff International Holdings NV «(e)(j)		4,155,239	0

FINANCIALS 1.5%
Banca Monte dei Paschi di Siena SpA		123,500	1,093
Intelsat SA «(e)(j)		34,354	0
MNSN Holdings, Inc. (e)(j)		508	31
Unity Bancorp, Inc. «(e)		62,982	354
XBP Global Holdings, Inc. (e)		1,316	1

			1,479

HEALTH CARE 3.2%
AmSurg Corp. «(e)(j)		71,417	3,224

INDUSTRIALS 2.5%
Drillco Holdings Luxembourg SA «(j)		5,770	125
Foresea Holdings SA «		13,432	291
Incora New Equity «(e)(j)		49,990	2,007
Sierra Hamilton Holder LLC «(e)(j)		100,456	0
Westmoreland Mining Holdings «(e)(j)		13,114	5

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2025 (Unaudited)

Westmoreland Mining LLC «(e)(j)	41,325	46

		2,474

Total Common Stocks (Cost $9,700)		8,044

WARRANTS 0.1%
FINANCIALS 0.1%
Windstream Holdings II LLC - Exp. 10/25/2059 «	12,269	69

Total Warrants (Cost $75)		69

PREFERRED SECURITIES 2.8%
BANKING & FINANCE 1.1%
ADLER Group SA «	173,624	0
AGFC Capital Trust I 6.329% (US0003M + 1.750%) due 01/15/2067 ~	1,000,000	676
Windstream Holdings II LLC 11.000% «(e)	402	402

		1,078

INDUSTRIALS 1.7%
OCP CLO Ltd. 0.000% due 04/26/2036 ~	2,501	1,012
SVB Financial Trust
0.000% due 11/07/2032 (g)	440	0
11.000% due 11/07/2032	579	316
Syniverse Holdings, Inc. 12.500% «(j)	417,067	407

		1,735

Total Preferred Securities (Cost $3,185)		2,813

SHORT-TERM INSTRUMENTS 0.6%
MUTUAL FUNDS 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.200% (i)	124,527	124

	PRINCIPAL AMOUNT (000s)
U.S. TREASURY BILLS 0.5%
3.936% due 12/11/2025 - 01/27/2026 (f)(g)(n)	528	522

Total Short-Term Instruments (Cost $646)		646

Total Investments in Securities (Cost $168,191)		146,785

	SHARES
INVESTMENTS IN AFFILIATES 7.2%
SHORT-TERM INSTRUMENTS 7.2%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.2%
PIMCO Short-Term Floating NAV Portfolio III	727,436	7,084

Total Short-Term Instruments (Cost $7,076)		7,084

Total Investments in Affiliates (Cost $7,076)		7,084

Total Investments 155.3% (Cost $175,267)		$153,869
Financial Derivative Instruments (l)(m) 7.3%(Cost or Premiums, net $(137))		7,270
Other Assets and Liabilities, net (62.6)%		(62,089)

Net Assets 100.0%		$99,050

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2025 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^					Security is in default.
«					Security valued using significant unobservable inputs (Level 3).
µ					All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ					Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)					Security is an Interest Only ("IO") or IO Strip.
(b)					When-issued security.
(c)					Payment in-kind security.
(d)					Security is not accruing income as of the date of this report.
(e)					Security did not produce income within the last twelve months.
(f)					Coupon represents a weighted average yield to maturity.
(g)					Zero coupon security.
(h)					Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)					Coupon represents a 7-Day Yield.
(j)					RESTRICTED SECURITIES:
Issuer Description		Acquisition Date		Cost	Market Value	Market Value as Percentage of Net Assets

AmSurg Corp.		11/02/2023 - 11/06/2023		$2,984	$3,224	3.25%
Drillco Holdings Luxembourg SA		06/08/2023		116	125	0.13
Incora New Equity		01/31/2025		2,428	2,007	2.03
Incora Top Holdco LLC 6.000% due 01/30/2033		01/31/2025 - 08/01/2025		1,105	1,788	1.81
Intelsat SA		06/19/2017 - 08/29/2025		1,209	0	0.00
MNSN Holdings, Inc.		03/16/2023 – 03/29/2023		6	31	0.03
Sierra Hamilton Holder LLC		07/31/2017		25	0	0.00
Steinhoff International Holdings NV		06/30/2023 - 10/30/2023		0	0	0.00
Syniverse Holdings, Inc. 12.500%		05/12/2022 - 05/30/2025		411	407	0.41
Westmoreland Mining Holdings		12/08/2014 - 08/05/2016		367	5	0.01
Westmoreland Mining LLC		06/30/2023 – 02/03/2025		172	46	0.05

				$8,823	$7,633	7.71%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BPS	4.650%	09/08/2025	12/08/2025		$(137)	$(137)
	5.390	07/25/2025	01/22/2026		(237)	(239)
	5.830	07/22/2025	10/22/2025		(828)	(837)
BRC	4.450	09/19/2025	TBD(2)		(858)	(860)
	5.400	08/27/2025	12/01/2025		(230)	(232)
BYR	4.710	09/08/2025	01/08/2026		(3,289)	(3,299)
DBL	4.400	09/19/2025	10/01/2025		(323)	(323)
	4.400	09/19/2025	TBD(2)		(529)	(529)
	4.710	09/19/2025	10/17/2025		(848)	(850)
GLM	5.377	06/04/2025	03/04/2026		(1,550)	(1,577)
IND	5.070	07/11/2025	10/09/2025		(783)	(792)
JML	4.500	09/19/2025	10/31/2025		(938)	(940)
MBC	2.130	06/11/2025	TBD(2)	EUR	(752)	(889)
RTA	5.310	09/30/2025	10/02/2025		(474)	(474)
SAL	4.623	09/05/2025	10/06/2025		(1,378)	(1,383)
SOG	4.350	09/19/2025	TBD(2)		(86)	(86)
TDM	4.290	09/19/2025	TBD(2)		(635)	(636)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2025 (Unaudited)

4.330	09/19/2025	TBD(2)	(1,075)	(1,076)
4.400	09/19/2025	TBD(2)	(871)	(872)
UBS	4.510	09/22/2025	10/22/2025	(1,288)	(1,290)
5.310	05/19/2025	11/19/2025	(191)	(195)

Total Reverse Repurchase Agreements	$(17,516)

SHORT SALES:
Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales

U.S. Government Agencies (0.7)%
Fannie Mae, TBA	2.000%	11/01/2055	$800	$(645)	$(645)

Total Short Sales (0.7)%	$(645)	$(645)

(k)	Securities with an aggregate market value of $20,287 have been pledged as collateral under the terms of master agreements as of September 30, 2025.
(1)

The average amount of borrowings outstanding during the period ended September 30, 2025 was $(6,807) at a weighted average interest rate of 4.766%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
PURCHASED OPTIONS:
OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS
Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value

Put - CME E-mini S&P 500 October 2025 Futures	$6,370.000	10/17/2025	141	$7	$171	$81

Total Purchased Options	$171	$81

WRITTEN OPTIONS:
OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS
Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value

Call - CME E-mini S&P 500 October 2025 Futures	$6,700.000	10/17/2025	141	$7	$(653)	$(665)

Total Written Options	$(653)	$(665)

FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

E-Mini S&P 500 Index December Futures	12/2025	148	$49,867	$609	$187	$0
U.S. Treasury 10-Year Note December Futures	12/2025	1	113	1	0	0

$610	$187	$0

SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

3-Month SOFR Active Contract December Futures	03/2026	1	$(241)	$4	$0	$0
3-Month SOFR Active Contract March Futures	06/2026	1	(241)	3	0	0
3-Month SOFR Active Contract September Futures	12/2025	1	(240)	5	0	0

$12	$0	$0

Total Futures Contracts	$622	$187	$0

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2025 (Unaudited)

SWAP AGREEMENTS:
INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day GBP-SONIO Compounded-OIS	3.750%	Annual	09/17/2030	GBP	1,400	$(7)	$(1)	$(8)	$2	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		600	123	363	486	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		$300	0	6	6	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.250	Annual	06/15/2027		26,000	(151)	487	336	9	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/15/2028		1,250	(12)	89	77	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029		340	(37)	16	(21)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		1,200	(23)	8	(15)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/15/2030		600	(5)	54	49	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	02/12/2030		4,400	(56)	365	309	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	03/10/2030		500	0	35	35	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2030		8,300	(76)	3	(73)	4	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		400	(12)	63	51	0	0
Pay	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		2,229	(174)	(165)	(339)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		220	(9)	(15)	(24)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	09/17/2032		10	0	0	0	0	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2032		10	0	0	0	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		40	0	(2)	(2)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		2,900	93	(60)	33	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		1,500	21	(39)	(18)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		2,450	(73)	98	25	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	12/19/2048		1,900	(5)	(347)	(352)	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052		5,400	468	1,777	2,245	13	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		6,000	713	1,529	2,242	14	0
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027	BRL	300	0	(4)	(4)	0	0
Pay	1-Year BRL-CDI	11.275	Maturity	01/04/2027		100	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.290	Maturity	01/04/2027		100	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.731	Maturity	01/04/2027		100	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.746	Maturity	01/04/2027		300	0	(3)	(3)	0	0
Pay	1-Year BRL-CDI	11.901	Maturity	01/04/2027		800	0	(6)	(6)	0	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	EUR	6,100	6	(370)	(364)	5	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		1,300	(18)	181	163	0	(1)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		3,000	(132)	499	367	0	(4)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		800	72	65	137	0	(2)
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		2,700	11	916	927	0	(15)
Pay	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		400	48	(270)	(222)	2	0
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		1,000	171	(683)	(512)	5	0
Receive(1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		1,600	11	197	208	0	(1)
Pay	CAONREPO	3.500	Semi-Annual	06/19/2034	CAD	1,000	35	6	41	2	0
Receive	CAONREPO	3.500	Semi-Annual	06/20/2044		600	7	(26)	(19)	0	(1)

Total Swap Agreements							$989	$4,763	$5,752	$56	$(34)

Cash of $2,815 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2025.

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2025 (Unaudited)

(1)	This instrument has a forward starting effective date.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

AZD	10/2025	EUR	10,126	$11,811	$0	$(78)
10/2025	$41	CAD	57	0	0
11/2025	CAD	57	$41	0	0
BOA	11/2025	DOP	6,583	103	0	(2)
BPS	10/2025	EUR	1,242	1,464	6	0
10/2025	TRY	2,756	65	0	(1)
BRC	10/2025	CHF	107	134	0	(1)
10/2025	TRY	6,895	166	0	0
10/2025	$114	CHF	91	0	0
10/2025	833	TRY	35,456	19	0
11/2025	CHF	91	$114	0	(1)
11/2025	$409	TRY	17,865	3	0
12/2025	333	14,632	1	0
CBK	10/2025	BRL	537	$101	0	0
10/2025	EUR	400	470	0	0
10/2025	HKD	4,945	636	0	0
10/2025	JPY	400	3	0	0
10/2025	$97	BRL	537	4	0
10/2025	1,036	EUR	882	1	(2)
FAR	10/2025	AUD	16	$10	0	0
10/2025	JPY	5,480	37	0	0
10/2025	$10	AUD	16	0	0
10/2025	20	CHF	16	0	0
10/2025	467	EUR	400	2	0
11/2025	AUD	16	$11	0	0
11/2025	CHF	16	21	0	0
11/2025	EUR	400	468	0	(2)
GLM	11/2025	DOP	3,384	55	2	(1)
02/2026	8,006	124	0	(2)
03/2026	17,357	274	3	0
JPM	10/2025	CAD	57	41	0	0
10/2025	$513	EUR	436	0	(1)
10/2025	83	TRY	3,520	2	0
MBC	10/2025	EUR	1,581	$1,872	16	0
10/2025	$142	EUR	122	1	0
11/2025	516	438	0	0
MYI	10/2025	18	JPY	2,631	0	0
11/2025	JPY	2,622	$18	0	0
NGF	12/2025	$17	TRY	736	0	0
SCX	10/2025	1,505	GBP	1,125	8	0
11/2025	GBP	1,125	$1,505	0	(8)
SOG	10/2025	BRL	538	101	0	0
10/2025	JPY	2,860	20	0	0
10/2025	$101	BRL	538	0	0
10/2025	13,535	EUR	11,509	0	(23)
10/2025	39	JPY	5,730	0	0
11/2025	EUR	11,509	$13,562	23	0
11/2025	JPY	5,710	39	0	0
12/2025	$101	BRL	546	0	0
SSB	10/2025	GBP	1,125	$1,516	4	0

Total Forward Foreign Currency Contracts	$95	$(122)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Long Beach Mortgage Loan Trust 6.584% due 07/25/2033	6.250%	Monthly	07/25/2033	$73	$0	$0	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2025(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

DUB	Eskom «	4.650%	Quarterly	06/30/2029	—◆	$400	$0	$24	$24	$0
GST	Soft Bank Group,Inc.	1.000	Quarterly	06/20/2026	0.872	500	(4)	5	1	0

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2025 (Unaudited)

MYC	Petroleos Mexicanos		1.000	Quarterly	12/20/2028	2.159	100	(20)	16	0	(4)

								$(24)	$45	$25	$(4)

CREDIT DEFAULT SWAPS ON CREDIT INDEXES - SELL PROTECTION(1)
										Swap Agreements, at Value(4)
Counterparty	Index/Tranches			Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

GST	ABX.HE.AA.6-1 Index «			0.320%	Monthly	07/25/2045	$611	$(121)	$69	$0	$(52)
	ABX.HE.PENAAA.7-1 Index «			0.090	Monthly	08/25/2037	449	(499)	492	0	(7)

								$(620)	$561	$0	$(59)

TOTAL RETURN SWAPS ON INDEXES
										Swap Agreements, at Value
Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

CBK	Receive	NDDUEAFE Index	42	4.460% (SOFR plus a specified spread)	Monthly	11/19/2025	$425	$0	$0	$0	$0
GST	Receive	NDDUEAFE Index	20	4.440% (FEDL01 plus a specified spread)	Monthly	11/03/2025	202	0	(1)	0	(1)
JPM	Receive	NDDUEAFE Index	124	4.475% (SOFR plus a specified spread)	Monthly	07/08/2026	1,254	0	(4)	0	(4)
MYI	Receive	NDDUEAFE Index	4,588	4.600% (FEDL01 plus a specified spread)	Maturity	01/21/2026	37,089	0	7,720	7,720	0
	Receive	NDDUEAFE Index	62	4.490% (SOFR plus a specified spread)	Monthly	06/03/2026	627	0	(2)	0	(2)
UAG	Receive	NDDUEAFE Index	39	4.390% (SOFR plus a specified spread)	Monthly	11/05/2025	394	0	(1)	0	(1)
	Receive	NDDUEAFE Index	40	4.465% (SOFR plus a specified spread)	Monthly	05/06/2026	405	0	(2)	0	(2)

								$0	$7,710	$7,720	$(10)

Total Swap Agreements								$(644)	$8,316	$7,745	$(73)

(n)

Securities with an aggregate market value of $262 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2025.

◆									Implied credit spread is not available due to significant unobservable inputs being used in the fair valuation.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2025 in valuing the Fund's assets and liabilities:

Category and Subcategory					Level 1		Level 2	Level 3	Fair Value at 09/30/2025

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2025 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$0	$18,455	$6,601	$25,056
Corporate Bonds & Notes
Banking & Finance	0	6,583	0	6,583
Industrials	0	23,783	5,473	29,256
Utilities	0	4,178	0	4,178
Convertible Bonds & Notes
Banking & Finance	0	12	0	12
Industrials	0	581	0	581
Municipal Bonds & Notes
Arizona	0	472	0	472
West Virginia	0	823	0	823
U.S. Government Agencies	0	44,450	0	44,450
Non-Agency Mortgage-Backed Securities	0	10,032	0	10,032
Asset-Backed Securities
Automobile ABS Other	0	565	0	565
Home Equity Other	0	197	0	197
Manufacturing House Sequential	0	166	0	166
Whole Loan Collateral	0	670	0	670
Other ABS	0	3,959	777	4,736
Sovereign Issues	0	7,436	0	7,436
Common Stocks
Communication Services	413	0	454	867
Financials	32	1,093	354	1,479
Health Care	0	0	3,224	3,224
Industrials	0	0	2,474	2,474
Warrants
Financials	0	0	69	69
Preferred Securities
Banking & Finance	0	676	402	1,078
Industrials	0	1,328	407	1,735
Short-Term Instruments
Mutual Funds	0	124	0	124
U.S. Treasury Bills	0	522	0	522

$445	$126,105	$20,235	$146,785
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,084	$0	$0	$7,084

Total Investments	$7,529	$126,105	$20,235	$153,869

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(645)	$0	$(645)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	268	56	0	324
Over the counter	0	7,816	24	7,840

$268	$7,872	$24	$8,164
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(699)	0	(699)
Over the counter	0	(136)	(59)	(195)

$0	$(835)	$(59)	$(894)

Total Financial Derivative Instruments	$268	$7,037	$(35)	$7,270

Totals	$7,797	$132,497	$20,200	$160,494

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2025:
Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2025 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$6,852	$392	$(1,040)	$9	$0	$4	$384	$0	$6,601	$4
Corporate Bonds & Notes
Banking & Finance	7	0	(6)	0	0	(1)	0	0	0	0
Industrials	3,151	2,041	0	3	0	278	0	0	5,473	278
Asset-Backed Securities
Other ABS	822	0	0	0	0	(45)	0	0	777	(45)
Common Stocks
Communication Services	1,058	0	(928)	0	525	(201)	0	0	454	426

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2025 (Unaudited)

Financials	1,187	384	(1,194)	0	0	7	0	(30)	354	(1,215)
Health Care	3,224	0	0	0	0	0	0	0	3,224	0
Industrials	2,187	0	0	0	0	287	0	0	2,474	287
Warrants
Communication Services	205	0	(185)	0	49	(69)	0	0	0	0
Financials	0	75	(2)	0	(761)	757	0	0	69	(6)
Preferred Securities
Banking & Finance	0	402	0	0	0	0	0	0	402	0
Industrials	395	0	0	0	0	12	0	0	407	12

	$19,088	$3,294	$(3,355)	$12	$(187)	$1,029	$384	$(30)	$20,235	$(259)
Financial Derivative Instruments- Assets
Over the counter	$24	$0	$0	$0	$0	$0	$0	$0	$24	$0

Financial Derivative Instruments- Liabilities
Over the counter	$(53)	$76	$(142)	$0	$9	$51	$0	$0	$(59)	$(80)

Totals	$19,059	$3,370	$(3,497)	$12	$(178)	$1,080	$384	$(30)	$20,200	$(339)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 09/30/2025	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$2,281	Comparable Companies			EBITDA Multiple		X	16.290	—
		2,255	Discounted Cash Flow			Discount Rate			4.790 - 50.000	6.611
		1,120	Indicative Market Quotation			Broker Quote			72.500 - 101.750	97.656
		400	Recent Transaction			Purchase Price			100.000	—
		545	Third Party Vendor			Broker Quote			40.500 - 97.000	80.328
Corporate Bonds & Notes
Industrials		3,325	Comparable Companies / Discounted Cash Flow			Revenue Multiple/Discount Rate		X/ %	0.970/10.000	—
		188	Indicative Market Quotation			Broker Quote			62.500	—
		1,960	Recent Transaction			Purchase Price			100.000	—
Asset-Backed Securities
Other ABS		777	Discounted Cash Flow			Discount Rate			12.000 – 13.000	12.250
Common Stocks
Communication Services		409	Discounted Cash Flow			Discount Rate			7.930	—
		45	Reference Instrument			Stock Price w/Liquidity Discount			12.000	—
Financials		354	Reference Instrument			Stock Price w/ Liquidity Discount			8.150	—
Health Care		3,224	Comparable Companies			EBITDA Multiple		X	16.290	—
Industrials		2,007	Comparable Companies / Discounted Cash Flow			Revenue Multiple/Discount Rate		X/ %	0.970/10.000	—
		467	Indicative Market Quotation			Broker Quote			$0.375 - 21.667	19.400
Warrants
Financials		69	Option Pricing Model			Volatility			62.500	—
Preferred Securities
Banking & Finance		402	Recent Transaction			Purchase Price			$1,000.000	—
Industrials		407	Discounted Cash Flow			Discount Rate			13.622	—
Financial Derivative Instruments- Assets
Over the counter		24	Indicative Market Quotation			Broker Quote			6.009	—
Financial Derivative Instruments- Liabilities
Over the counter		(59)	Indicative Market Quotation			Broker Quote			91.500 - 98.500	92.373

Total		$20,200

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2025 may be due to an investment no longer held or categorized as Level 3 at period end.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund's shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange-traded funds (“ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange. Swap agreements and swaptions are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

Notes to Financial Statements (Cont.)

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between fair value Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value

Notes to Financial Statements (Cont.)

hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2025, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III ("Central Funds") to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A copy of each affiliate fund’s shareholder report is available at the U.S Securities and Exchange Commission (“SEC”) website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund's transactions in and earnings from investments in the affiliated funds for the period ended September 30, 2025 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2025	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2025	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$10,174	$24,509	$(27,600)	$0	$1	$7,084	$110	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

Notes to Financial Statements (Cont.)

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	RTA	RBC (Barbados) Trading Bank Corp.
BOA	Bank of America N.A.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris
BYR	The Bank of Nova Scotia - Toronto	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC
DBL	Deutsche Bank AG London	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC
FAR	Wells Fargo Bank National Association	NGF	Nomura Global Financial Products, Inc.

Currency Abbreviations:
AUD	Australian Dollar	DOP	Dominican Peso	JPY	Japanese Yen
BRL	Brazilian Real	EUR	Euro	TRY	Turkish New Lira
CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar
CHF	Swiss Franc	HKD	Hong Kong Dollar

Exchange Abbreviations:
CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	FEDL01	Federal funds effective rate	SONIO	Sterling Overnight Interbank Average Rate
BISTREFI	Turkish Lira Overnight Reference Rate	NDDUEAFE	MSCI EAFE Index	TSFR1M	Term SOFR 1-Month
BRMMUSDF	BlackRock Money Market US Treasury Fund Index	PENAAA	Penultimate AAA Sub-Index	TSFR3M	Term SOFR 3-Month
CAONREPO	Canadian Overnight Repo Rate Average	S&P 500	Standard & Poor's 500 Index	TSFR6M	Term SOFR 6-Month
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	REMIC	Real Estate Mortgage Investment Conduit
BRL-CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	JSC	Joint Stock Company	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding